UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2023
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Schrodinger, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39206	95-4284541
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
(Commission File Number)

1540 Broadway, 24th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 295-5800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On May 24, 2023, Schrödinger, Inc., a Delaware corporation (the “Company”), entered into a Sales Agreement (the “Sales Agreement”) with SVB Securities LLC, as agent (“SVB Securities”), pursuant to which the Company may offer and sell shares of its common stock, $0.01 par value per share, having an aggregate offering price of up to $250,000,000 (the “Shares”) from time to time through SVB Securities. The Shares to be sold under the Sales Agreement, if any, may be issued and sold pursuant to the Company’s existing shelf Registration Statement on Form S-3ASR (File No. 333-253865), which became automatically effective upon filing on March 4, 2021 (the “Registration Statement”), a prospectus contained within the Registration Statement and a prospectus supplement, dated May 24, 2023, relating to the Shares that the Company has filed with the Securities and Exchange Commission.
Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, SVB Securities may sell the Shares by any method permitted that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended.
The Company or SVB Securities may suspend or terminate the offering of the Shares upon notice to the other party, subject to certain conditions. SVB Securities will act as sales agent using commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq Global Select Market.
The Company has agreed to pay SVB Securities commissions for its services as agent of up to 3.0% of the aggregate gross proceeds from the sale of the Shares pursuant to the Sales Agreement. The Company has also agreed to provide SVB Securities with customary indemnification and contribution rights.
The foregoing description of the Sales Agreement is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.
Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits:

Exhibit Number	Description
1.1	Sales Agreement, dated as of May 24, 2023, by and between Schrödinger, Inc. and SVB Securities LLC.
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.
23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: May 24, 2023	By:	/s/ Yvonne Tran
Yvonne Tran
Chief Legal Officer and Corporate Secretary
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